EXHIBIT 99.1

Quanex Building Products Corporation Declares Quarterly Dividend

HOUSTON, Dec. 4, 2015 (GLOBE NEWSWIRE) -- Quanex Building Products Corporation (NYSE:NX), a leading components supplier for the global window and door industry, today announced that its Board of Directors declared a quarterly cash dividend of $0.04 per share on the company's common stock, payable December 29, 2015, to shareholders of record on December 15, 2015.

Contact: Valerie Calvert, 713-877-5305

For additional information, please visit www.quanex.com